UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 1, 2019
_________________________________________________________________
First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road; Raleigh, North Carolina	27609
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (919) 716-7000
________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $1	FCNCA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events
On August 1, 2019, First-Citizens Bank & Trust Company (“FCB”), the wholly-owned subsidiary of First Citizens Bancshares, Inc. (“BancShares”), and Entegra Financial Corp. (“Entegra”) issued a joint press release regarding the approval by Entegra’s shareholders and status of the proposed merger of Entegra and its bank subsidiary, Entegra Bank, into FCB (collectively, the “Merger”).

A copy of the joint press release issued by FCB and Entegra is attached as Exhibit 99.1 to this Report.

Item 9.01.	Financial Statements and Exhibits
(c) Exhibits. The following exhibit accompanies this report.

Exhibit No.	Description

99.1	Copy of joint press release dated August 1, 2019

Disclosures About Forward Looking Statements
This Current Report on Form 8-K (this “Report”) may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “projects,” or other statements concerning opinions or judgments of BancShares and its management about future events. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results or events to differ materially from those described in the statements. Forward-looking statements in this Report include statements regarding BancShares’ expectations regarding the benefits of the Merger, other statements concerning opinions or judgments of BancShares and its management about future events, future financial and operating results and the respective plans, objectives, and intentions, the benefits to FCB of the Merger, and when the Merger will be completed. The accuracy of such forward-looking statements could be affected by factors beyond BancShares’ control, including, but not limited to, the failure to obtain or delays in the receipt of regulatory approvals that must be received before the Merger may be completed, the failure to obtain or delays in the satisfaction or waiver of other conditions to the consummation of the Merger, uncertainties as to the Merger, the risk the Merger may not be completed in a timely manner or at all, the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, disruption from the Merger with customer, supplier, or employee relationships, the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, the possibility that the amount of the costs, fees, expenses, and charges related to the Merger may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, the risk of potential litigation or regulatory action related to the Merger, general competitive, economic, political, and market conditions, and difficulties experienced in the integration of the businesses of Entegra and FCB. These forward-looking statements are made only as of the date of this Report, and BancShares undertakes no obligation to revise or update these statements following the date of this Report, except as may be required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:	August 2, 2019	By: /s/ Craig L. Nix
Craig L. Nix
Chief Financial Officer